Exhibit 10.01
NUSTAR ENERGY L.P.
Amendment to Crude Oil Sales Agreement between PDVSA-Petróleo S.A., NuStar Logistics, L.P. and NuStar Marketing, effective as of October 1, 2012

AMENDMENT TO CRUDE OIL SALES AGREEMENT

THIS AMENDMENT TO CRUDE OIL SALES AGREEMENT (HEREINAFTER THIS "AMENDMENT") IS ENTERED INTO OCTOBER 0lST, 2012 BY AND BETWEEN PDVSA-PETROLEO S.A., A CORPORATION ORGANIZED UNDER THE LAWS OF THE BOLIVARIAN REPUBLIC OF VENEZUELA ("SELLER"), REPRESENTED BY MR. SERGIO TOVAR, EXECUTIVE DIRECTOR OF SUPPLY AND COMMERCE AND NUSTAR LOGISTICS, L.P. A DELAWARE LIMITED PARTNERSHIP (HEREIN "LOGISTICS" or "BUYER") REPRESENTED BY MR. CURTIS ANASTASIO, ITS CHIEF EXECUTIVE OFFICER AND NUSTAR MARKETING LLC, A DELAWARE LIMITED LIABILITY COMPANY ("MARKETING").

SELLER AND BUYER MAY SOMETIMES HEREINAFTER BE REFERRED TO INDIVIDUALLY AS A "PARTY", AND, COLLECTIVELY, AS THE "PARTIES."

THIS AMENDMENT IS RELATED TO THE MODIFICATION OF THE ARTICLES: THREE POINT ONE (3.1), THREE POINT TWO (3.2), FIVE POINT ONE (5.1), FIVE POINT TWO (5.2), SIX POINT ONE (6.1), SIX POINT ONE (6.2) AND SEVEN (7), EXHIBITS: TWO (2), FOUR (4) AND FIVE (5); AND THE INCORPORATION OF THE ARTICLE THIRTY ONE (31) RELATED TO NON-COMPLIANCE. ALL OTHER TERMS AND CONDITIONS NOT MODIFIED HEREUNDER SHALL REMAIN VALID AND IN ACCORDANCE TO THE CONTRACT SA134782 (REFERRED TO HEREIN AS THE "2008 CSA").

RECITALS
WHEREAS, IN 2008 SELLER AND MARKETING ENTERED INTO THAT CERTAIN CRUDE OIL SALES AGREEMENT DATED EFFECTIVE AS OF MARCH 01ST, 2008 (THE "2008 CSA") PROVIDING FOR SELLER'S SALE AND DELIVERY TO MARKETING AND MARKETING'S PURCHASE FROM SELLER OF CERTAIN VOLUMES OF CRUDE OIL;

WHEREAS, THE PARTIES AGREE TO MODIFY CERTAIN ARTICLES, TO MODIFY THE VOLUMES TO BE PURCHASED, TO ELIMINATE THE ARTICLE CONTANING THE LIMITED MARKET ADJUSTMENT (LMA)MECHANISM OF THE 2008 CSA, TO RELEASE PAST CLAIMS, AND TO INCORPORATE INTO THE 2008 CSA THE ARTICLE RELATED TO NON-COMPLIANCE;

WHEREAS, ON SEPTEMBER 2012, MARKETING ASSIGNED ALL OF ITS RIGHT TITLE AND INTEREST IN AND TO THE 2008 CSA TO "LOGISTICS";

WHEREAS THE PARTIES NOW WISH TO AMEND THE 2008 CSA IN THE MANNER SET FORTH IN THIS AMENDMENT ALL IN ACCORDANCE WITH THE TERMS AND CONDITIONS OF THE 2008
CSA.

NOW, THEREFORE, IN CONSIDERATION OF THE PREMISES AND THE MUTUAL REPRESENTATIONS, WARRANTIES, COVENANTS, AGREEMENTS AND UNDERTAKINGS HEREINAFTER SET FORTH OR REFERRED TO IN THIS AMENDMENT, THE PARTIES HEREBY AGREE AS FOLLOWS:

EFFECTIVE ON OCTOBER 01ST, 2012 (THE "EFFECTIVE DATE"), THE 2008 CSA SHALL BE AMENDED AND RESTATED AS PROVIDED HEREIN.

3.1 ANNUAL CONTRACT QUANTITY: EXCEPT AS PERFORMANCE MAY BE EXPRESSLY EXCUSED IN ACCORDANCE WITH THIS AGREEMENT, AS AMENDED, IN EACH CONTRACT YEAR SELLER SHALL SELL AND DELIVER, AND BUYER SHALL PURCHASE AND LIFT, AN AGGREGATE QUANTITY OF OIL EQUAL TO THIRTY THOUSAND (30,000) BARRELS TIMES THE NUMBER OF DAYS IN SUCH CONTRACT YEAR, APPORTIONED BETWEEN BARRELS OF OIL OF THE BOSCAN

NOT BINDING UNTIL DULY EXECUTED AND/OR SIGNED BY THE PARTIES
PDVSA - NUSTAR LOGISTICS, L.P. 2008 CRUDE OIL SALES CONTRACT SA134782. AMENDMENT 1

TYPE AND THE BCF-13 TYPE AS SET FORTH IN EXHIBIT 2 (THE "ANNUAL CONTRACT QUANTITY").

3.2 MONTHLY CONTRACT QUANTITY: IN SATISFACTION OF BUYER'S OBLIGATION TO PURCHASE AND LIFT, AND SELLER'S OBLIGATION TO SELL AND DELIVER, THE ANNUAL CONTRACT QUANTITY (EXCEPT AS PERFORMANCE MAY BE EXPRESSLY EXCUSED IN ACCORDANCE WITH THIS AGREEMENT) DURING EACH MONTH OF EACH CONTRACT YEAR, SELLER SHALL SELL AND DELIVER, AND BUYER SHALL PURCHASE AND LIFT, SUCH NUMBER OF BARRELS OF OIL OF THE BOSCAN AND BCF-13 TYPE AS SET FORTH IN EXHIBIT 2 IN RESPECT OF SUCH MONTH (THE "MONTHLY CONTRACT QUANTITY"), SUBJECT TO THE FOLLOWING EXCEPTION:

AN OPERATIONAL TOLERANCE OF FIVE PERCENT (5%) ON EACH CARGO OF OIL BUYER IS SCHEDULED TO LIFT DUE TO CONDITIONS AT THE LOADING PORT OR AFFECTING THE VESSEL UTILIZED BY BUYER;

5.1 PRICE: THE PRICE FOR EACH TYPE OF OIL TO BE SOLD BY SELLER AND PURCHASED BY BUYER HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH THE PROVISIONS OF EXHIBIT 3.

5.2 IS HEREBY DELETED AND RESTATED TO READ AS FOLLOWS:

EXCEPTIONAL CIRCUMSTANCES. WHERE EXCEPTIONAL, SUPERVENING AND UNFORESEEABLE MARKET CIRCUMSTANCES CAUSE A SUSTAINED CHANGE IN THE PREVALENT MARKET PRICE OF THE OIL OR IN OILS WHICH ARE COMMERCIALLY COMPARABLE TO IT IN USE AND SPECIFICATIONS AND SUCH MARKET PRICE MATERIALLY DIVERGES FROM THE PRICE WHICH APPLIES UNDER THE CONTRACT, THE PARTY AFFECTED BY SUCH CHANGES MAY REQUEST THE OTHER TO AGREE TO A CHANGE IN THE CONTRACT PRICE SO AS TO PUT IT IN ALIGNMENT WITH THE SAID PREVALENT MARKET PRICE DURING THE REMAINING PERIOD OF THE CONTRACT. SUCH REQUEST SHALL BE MADE IN WRITING AND SHALL BE ACCOMPANIED BY VERIFIABLE EVIDENCE SHOWING CONCLUSIVELY THAT THE SAID CHANGE IN CIRCUMSTANCES HAS OCCURRED. WHERE SUCH REQUEST HAS BEEN MADE, THE PARTY RECEIVING SUCH REQUEST SHALL BEGIN NEGOTIATIONS TO SEEK AND AMENDMENT TO THE CONTRACT PRICE THAT ALIGNS THE CONTRCT PRICE WITH PREVALENT MARKET PRICES. IF SUCH NEGOTIATIONS FAIL TO CAUSE AN AMENDMENT TO THE CONTRACT WITHIN 60 CALENDAR DAYS AFTER THE REQUEST HAS BEEN MADE, THE PARTY MAKING THE REQUEST SHALL BE ENTITLE TO SUSPEND PURCHASES OR DELIVERIES UNDER THE CONTRACT UNTIL SUCH TIME AS AN AGREEMENT IS REACHED OR UNTIL THE CONTRACT EXPIRES. ONCE AN AGREEMENT IS REACHED THE PRICE AMENMENT SHALL APPLY TO ANY DELIVERIES MADE AFTER THE DATE IN WHICH THE REQUEST WAS TENDERED. THE CONTRACT PRICE SHALL BE DEEMED TO DIFFERE MATERIALLY FROM THE PREVALENT MARKET PRICE IF IT DIVERGES BY MORE THAN 10% FROM THE APPLICABLE CONTRACT PRICE AT LEAST FOR A PERIOD OF THREE (3) CONSECUTIVE MONHTS. ALTERNATIVELY WHERE THE PARTIES CANNOT AGREE THAT THE MARKET CONDITIONS DO IN FACT ALLOW FOR THE AFORESAID REQUEST TO BE MADE PURSUANT TO THIS CLAUSE, EITHER PARTY MAY REQUIRE THE ISSIE TO BE SUBMITTED TO A CONFLICT RESOLUTION PROCEDURE INVOLVING THE USE OF JOINTLY APPOINTED COMMERCIAL ARBITRATORS, AS MORE SPECIFICALLY PROVIDED IN CLAUSE 21 OF THIS CONTRACT.

6. LIMITED MARKET ADJUSTMENT: IS HEREBY DELETED IN ITS ENTIRETY.

7. UNDERLIFTING:
BUYER ACKNOWLDEGES THAT ITS COMMITMENT TO PURCHASE THE ANNUAL CONTRACT QUANTITY IN EACH YEAR IS AN ESSENTIAL TERM OF THIS AGREEMENT. EXCEPT AS OTHERWISE PROVIDED IN THIS AGREEMENT AND SUBJECT TO THE PROVISIONS OF ARTICLE 20, IF, IN ANY LIFTING MONTH, BUYER FAILS TO LIFT ANY CARGO SCHEDULE TO BE

NOT BINDING UNTIL DULY EXECUTED AND/OR SIGNED BY THE PARTIES
PDVSA - NUSTAR LOGISTICS, L.P. 2008 CRUDE OIL SALES CONTRACT SA134782. AMENDMENT 1

LIFTED DURING SUCH LIFTING MONTH, SELLER SHALL HAVE THE RIGHT TO RECOVER ITS DAMAGES FOR BUYER'S BREACH OF ITS LIFTING OBLIGATION. NOTWITHSTANDING THE FOREGOING PROVISIONS OF THIS ARTICLE 7, BUYER SHALL NOT BE REQUIRED TO LIFT, NOR BE SUBJECT TO ANY LIABILITY FOR LIFTING LESS THAN, THE MONTHLY CONTRACT QUANTITY IN ANY MONTH IF AND TO THE EXTENT THAT:

(a) SUCH UNDERLIFTING IS DUE TO DEMONSTRATED OPERATIONAL REASONS CONCERNING ONLY THE LOADING PORTS OR THE VESSELS INVOLVED AND DOES NOT IN ANY EVENT EXCEED FIVE PER CENT (5%)OF THE MONTHLY CONTRACT QUANTITY FOR SUCH MONTH.

(b) SUCH UNDERLIFTING COMES AS A CONSEQUENCE OF BUYER PERFORMING REMEDIAL WORK (WHETHER PLANNED OR UNPLANNED) OR AN ANNUAL TURNAROUND AT THE REFINERIES, OR EITHER OF THEM, PROVIDED THAT BUYER NOTIFIES SELLER OF ANY PLANNED TURNAROUND AT LEAST NINETY (90) DAYS PRIOR TO THE MONTH IN WHICH THE TURNAROUND IS PLANNED AND OF ANY PLANNED REMEDIAL WORK AS SOON AS REASONABLY POSSIBLE; OR

(c) SUCH UNDERLIFTING IS DUE TO AN UNDERDELIVERY BY SELLER.

31. NON-COMPLIANCE:
IF BUYER FOR REASONS OTHER THAN FORCE MAJEURE HAS NOT MADE BEST ENDEAVOR TO LIFT A PARTICULAR NOMINATED CARGO OR ASKS SELLER NOT TO DELIVER A PARTICULAR NOMINATED CARGO, BUYER MUST PAY SELLER ALL DEMOSTRATED OPERATIONAL COST INCLUDED BUT NOT LIMITED TO: AGENTS, TUGS, MARINE TRANSPORTATION, STORAGE, INSPECTION AND ADMINISTRATIVE FEES AND EXPENSES INCURRED BY THE SELLER AS A RESULT OF BUYER'S CANCELLATION OF THE NOMINATED CARGO. PAYMENT OF ANY AMOUNT IS TO BE MADE WITHIN TWENTY (20) DAYS FOLLOWING BUYER'S RECEIPT OF WRITTEN NOTICE FROM SELLER TO THE BUYER DETAILING SUCH EXPENSES, INCLUDING A DETAILED EXPLANATION AND ALL DOCUMENTS NECESSARY TO SUBSTANTIATE SUCH EXPENSES.

EXHIBIT 2 "QUANTIITY OF EACH TYPE OF OIL": SHALL BE AMENDED AND RESTATED TO READ AS INDICATED ON THE ATTACHED EXHIBIT 2.

EXHIBIT 4 "LIMITED MARKET ADJUSTMENT": IS DELETED IN ITS ENTIRETY.

EXHIBIT 5 "EXAMPLE OF THE OPERATION OF THE LIMITED MARKET ADJUSTMENT”: IS DELETED IN ITS ENTIRETY.

THE PARTIES, IN CONSIDERATION OF THE MUTUAL AGREEMENTS EXPRESSED HEREIN, AND OTHER GOOD AND VALUABLE CONSIDERATION THE SUFFICIENCY OF WHICH IS HEREBY ACKNOWLEDGED, FOR AND ON BEHALF OF THEMSELVES AS WELL AS THEIR RESPECTIVE PRINCIPALS, SUBSIDIARIES, PARENT COMPANIES, AFFILIATES, DIVISIONS, SHAREHOLDERS, OWNERS, PARTNERS, SUCCESSORS, AND ASSIGNS DO HEREBY WAIVE, ABANDON, RELEASE AND FORGO ANY CLAIM, DAMAGE, LOSS, EXPENSE AND CAUSE OF ACTION AGAINST ANY OTHER PARTY OR ANY OF ITS PRINCIPALS, SUBSIDIARIES, PARENT COMPANIES, AFFILIATES, DIVISIONS, SHAREHOLDERS, OWNERS, PARTNERS, SUCCESSORS, AND ASSIGNS THAT ARISES OUT OF EITHER (I) THE FAILURE OF SELLER TO DELIVER AND SELL THE MONTHLY CONTRACT QUANTITY OR THE ANNUAL CONTRACT QUANTITY SPECIFIED IN THE 2008 CSA THROUGH THE EFFECTIVE DATE, OR (II) THE FAILURE OF MARKETING OR LOGISTICS TO PURCHASE THE MONTHLY CONTRACT QUANTITY OR THE ANNUAL CONTRACT QUANTITY SPECIFIED IN THE 2008 CSA THROUGH THE EFFECTIVE DATE.

NOT BINDING UNTIL DULY EXECUTED AND/OR SIGNED BY THE PARTIES
PDVSA - NUSTAR LOGISTICS, L.P. 2008 CRUDE OIL SALES CONTRACT SA134782. AMENDMENT 1

GENERAL PROVISIONS TO THIS AMENDMENT:

1. THIS AMENDMENT MAY BE SIGNED IN COUNTERPARTS, ALL OF WHICH TAKEN TOGETHER SHALL CONSTITUTE ONE AND THE SAME INSTRUMENT, WITH FACSIMILE AND E-MAIL COPIES TO BE ACCEPTED AS ORIGINALS.

2. THIS AMENDMENT CONTAINS THE ENTIRE AGREEMENT BETWEEN THE PARTIES WITH REGARD TO THE MATTERS SET FORTH HEREIN, AND CANCELS AND SUPERSEDES ANY AND ALL PRIOR REPRESENTATIONS, NEGOTIATIONS, PROPOSALS, COMMITMENTS, WRITINGS, PUBLICATIONS AND UNDERSTANDINGS OF ANY NATURE WHATSOEVER CONCERNING THE SUBJECT MATTER.

3. THIS AMENDMENT SHALL NOT BE CHANGED ORALLY AND NO CHANGES, ADDITIONS OR MODIFICATIONS MAY BE MADE BY ANY OF THE PARTIES HERETO UNLESS REDUCED TO WRITING AND EXECUTED BY ALL OF THE PARTIES.

4. THE PARTIES AGREE THAT ONE OR MORE WAIVERS OR BREACHES OF ANY COVENANT, TERM, OR PROVISION OF THIS AMENDMENT BY ANY PARTY SHALL NOT BE CONSTRUED AS A WAIVER OF A SUBSEQUENT BREACH OF THE SAME COVENANT, TERM, OR PROVISION, OR AS A WAIVER OR BREACH OF ANY OTHER COVENANT, TERM OR PROVISION.

5. EACH PARTY TO THIS AMENDMENT HEREBY REPRESENTS AND CERTIFIES THAT IT: (1) HAS CAREFULLY READ ALL OF THIS AMENDMENT; (2) HAS BEEN GIVEN A FAIR OPPORTUNITY TO DISCUSS AND NEGOTIATE THE TERMS OF THIS AMENDMENT BY AND THROUGH LEGAL COUNSEL; (3) HAS BEEN GIVEN A REASONABLE TIME WITHIN WHICH TO CONSIDER THIS AMENDMENT BEFORE EXECUTING IT; (4) UNDERSTANDS THE PROVISIONS OF THIS AMENDMENT; (5) HAS RECEIVED ADVICE FROM AN ATTORNEY REGARDING THIS AMENDMENT; (6) HAS DETERMINED THAT IT IS IN HIS/ITS BEST INTEREST TO ENTER INTO THIS AMENDMENT; (7) HAS NOT BEEN INFLUENCED TO SIGN THIS AMENDMENT BY ANY STATEMENT OR REPRESENTATION NOT CONTAINED IN THIS AMENDMENT; AND (8) ENTERS INTO THIS AMENDMENT KNOWINGLY AND VOLUNTARILY.

6. ALL DISPUTES ARISING UNDER OR IN CONNECTION WITH THIS AMENDMENT SHALL BE FINALLY SETTLED BY ARBITRATION UNDER THE RULES OF ARBITRATION ("ICC RULES") OF THE INTERNATIONAL CHAMBER OF COMMERCE IN EFFECT AT SUCH TIME. THE PLACE OF ARBITRATION SHALL BE PARIS, FRANCE AND THE LANGUAGE OF THE ARBITRATION SHALL BE ENGLISH. THE NUMBER OF ARBITRATORS SHALL BE THREE (3), AND THE ARBITRATORS SHALL APPLY THE SUBSTANTIVE LAW OF VENEZUELA TO THE MERITS OF THE DISPUTE. ANY ARBITRAL AWARD RELATING TO THE PERFORMANCE BY EITHER PARTY OF ITS OBLIGATIONS UNDER THIS AMENDMENT SHALL BE (I) REASONED IN ACCORDANCE WITH ARTICLE 25.2 OF THE ICC RULES, (II) IN WRITING, AND (III) FINAL AND BINDING ON ALL PARTIES TO THE ARBITRATION. ANY ARBITRAL AWARD MAY BE CONFIRMED OR EMBODIED IN ANY ORDER OR JUDGMENT OF ANY COURT OF COMPETENT JURISDICTION.

7. THE PARTIES AGREE THAT THIS AMENDMENT SHALL BE GOVERNED BY AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE REPUBLICA BOLIVARIANA DE VENEZUELA.

8. IF ANY SINGLE SECTION OR CLAUSE OF THIS AGREEMENT SHOULD BE FOUND UNENFORCEABLE, IT SHALL BE SEVERED AND THE REMAINING SECTIONS AND CLAUSES SHALL BE ENFORCED IN ACCORDANCE WITH THE INTENT OF THIS AMENDMENT.

9. EACH OF THE PARTIES TO THIS AMENDMENT REPRESENTS AND WARRANTS THAT IT HAS THE REQUISITE POWER AND AUTHORITY TO ENTER INTO, EXECUTE AND DELIVER THIS AMENDMENT, AND THAT THE PERSON SIGNING IT IS AUTHORIZED TO BIND ALL PARTIES AND ENTITIES ON WHOSE BEHALF IT IS EXECUTED.

NOT BINDING UNTIL DULY EXECUTED AND/OR SIGNED BY THE PARTIES
PDVSA - NUSTAR LOGISTICS, L.P. 2008 CRUDE OIL SALES CONTRACT SA134782. AMENDMENT 1

10. ALL NOTICES AND OTHER COMMUNICATIONS GIVEN UNDER THIS AMENDMENT SHALL BE IN WRITING AND SHALL BE GIVEN BY CERTIFIED OR REGISTERED MAIL, RETURN RECEIPT REQUESTED; INTERNATIONALLY RECOGNIZED COURIER SERVICE; OR CONFIRMED FACSIMILE TRANSMISSION, AND, IN EACH CASE, SHALL BE DEEMED EFFECTIVE UPON RECEIPT BY THE ADDRESSEE AS PROVIDED BELOW:

TO SELLER:      PDVSA-PETROLEO S.A.
AVENIDA LIBERTADOR
EDIFICIO PETROLEOS DE VENEZUELA TORRE OESTE PISO 7
LA CAMPINA
CARACAS 1060-A VENEZUELA

ATT'N.	GERENCIA GENERAL DE COMERCIO INTERNACIONAL FACSIMILE 58-212-708-5011

COPY TO:      PDVSA-PETROLEO S.A.
AVENIDA LIBERTADOR
EDIFICIO PETROLEOS DE VENEZUELA
TORRE ESTE PISO 10
LA CAMPINA
CARACAS l060-A VENEZUELA

ATT'N.	GENERAL COUNSEL FACSIMILE 58-212-708-4666

TO BUYER: NUSTAR LOGISTICS, L.P.
19003 IH-10 WEST
SAN ANTONIO, TEXAS 78257

ATT'N.          CHIEF OPERATING OFFICER
FACSIMILE      (210) 918-5055

COPY TO:      NUSTAR LOGISTICS, L.P.
19003 IH-I0 WEST
SAN ANTONIO, TEXAS 78257

ATT'N.          GENERAL COUNSEL
FACSIMILE      (210) 918-5500

OR AT SUCH OTHER ADDRESS OR FACSIMILE AS MAY BE NOTIFIED BY EITHER PARTY TO THE OTHER PARTY IN THE MANNER ABOVE PROVIDED.

11. THE PARTIES AGREE THAT THEY WILL NOT DISCLOSE, DISSEMINATE, OR PUBLICIZE, OR WILL NOT CAUSE TO BE DISCLOSED, DISSEMINATED, OR PUBLICIZED, ANY OF THE TERMS OF THIS AMENDMENT, THE NEGOTIATIONS AMONG THE PARTIES CONCERNING THE TERMS OR ANY PROPOSED TERMS OF THE AMENDMENT, TO ANY PERSON, CORPORATION, ASSOCIATION, GOVERNMENT AGENCY, OR OTHER ENTITY, OTHER THAN THE PARTIES TO THIS AMENDMENT, LEGAL COUNSEL, AND TAX ADVISORS, EXCEPT: (1) AS MAY BE REQUIRED BY LAW; (2) TO THE EXTENT NECESSARY TO REPORT INCOME TO APPROPRIATE TAXING AUTHORITIES; (3) IN RESPONSE TO AN ORDER OR SUBPOENA OF A COURT OR GOVERNMENT AGENCY OF COMPETENT JURISDICTION; (4) TO ITS ACCOUNTANT, TO ITS COUNSEL, TO UNDERWRITERS AND THEIR COUNSEL IN CONNECTION WITH OFFERINGS OF SECURITIES; OR (5) THE PARTIES MAY REFER TO THIS AMENDMENT IN ANY REPORT TO BE MADE PURSUANT TO THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND IN ANY FINANCIAL STATEMENT

NOT BINDING UNTIL DULY EXECUTED AND/OR SIGNED BY THE PARTIES
PDVSA - NUSTAR LOGISTICS, L.P. 2008 CRUDE OIL SALES CONTRACT SA134782. AMENDMENT 1

AND/OR RELATED NOTES INCLUDED OR INCORPORATED BY REFERENCE IN ANY SUCH REPORT OR FILING.

12. THE PARTIES AND THEIR SIGNATORIES HERETO REPRESENT THAT NEITHER PARTY HAS, OR ANY OF ITS PERSONNEL HAVE, GRANTED OR OFFERED THE AGENTS, REPRESENTATIVES OR PERSONNEL OF THE OTHER, EITHER DIRECTLY OR INDIRECTLY, ANY GIFTS, LOANS, GRATIFICATIONS, COMMISSIONS OR FEES, PERSONALLY BENEFITING SAID AGENTS, REPRESENTATIVES OR PERSONNEL OR ANY MEMBER OF THEIR FAMILIES, OR ANY COMPANY IN WHICH THEY HOLD A SUBSTANTIAL INTEREST IN CONNECTION WITH THIS AMENDMENT.

13. THE PARTIES AGREE THAT THIS AMENDMENT CONSTITUTES A COMPROMISE OF DISPUTED CLAIMS AND SHALL NOT BE DEEMED OR CONSTRUED AT ANY TIME OR FOR ANY PURPOSE TO BE AN ADMISSION BY ANY PARTY TO THIS AMENDMENT OF ANY BREACH OF CONTRACT, OR VIOLATION OF STATUTORY OR COMMON LAW, OR OF ANY WRONGDOING. EACH PARTY TO THIS AMENDMENT EXPRESSLY DENIES ANY SUCH BREACH AND/OR VIOLATION, AND HAS ENTERED INTO THIS AMENDMENT TO AVOID THE TIME, MONEY, AND ENERGY NECESSARY TO RESOLVE THE DISPUTED CLAIM OR CLAIMS.

14. THE WORDING OF ALL PARTS OF THIS AMENDMENT SHALL IN ALL CASES BE CONSTRUED AS A WHOLE, ACCORDING TO ITS FAIR MEANING, AND NOT STRICTLY FOR OR AGAINST ANY PARTY OR ON THE BASIS THAT IT WAS PREPARED BY ONE PARTY OR THE OTHER.

IN WITNESS WHEREOF, THE PARTIES HERETO HAVE CAUSED THIS AMENDMENT TO BE EXECUTED BY THEIR RESPECTIVE DULY AUTHORIZED OFFICERS OR REPRESENTATIVES ON THE DATE FIRST ABOVE WRITTEN AND EFFECTIVE AS OF OCTOBER 01st, 2012.

PDVSA-PETROLEO S.A.
/s/ SERGIO TOVAR
NAME: MR. SERGIO TOVAR
TITLE: EXECUTIVE DIRECTOR OF SUPPLY AND COMMERCE

NUSTAR LOGISTICS, L.P.
BY: NUSTAR GP, INC., ITS GENERAL PARTNER
/s/ CURTIS V. ANASTASIO
NAME: MR. CURTIS V. ANASTASIO
TITLE: CHIEF EXECUTIVE OFFICER AND PRESIDENT

NOT BINDING UNTIL DULY EXECUTED AND/OR SIGNED BY THE PARTIES
PDVSA - NUSTAR LOGISTICS, L.P. 2008 CRUDE OIL SALES CONTRACT SA134782. AMENDMENT 1

EXHIBIT 2

THE QUANTITY OF CRUDE OIL SHALL BE 10,950,000 BARRELS PER YEAR, AS FOLLOWS: BACHAQUERO BCF-13: 10,000 BPD MULTIPLIED BY THE NUMBER OF DAYS IN EACH YEAR. BOSCAN: 20,000 BPD MULTIPLIED BY THE NUMBER OF DAYS IN EACH YEAR.

MONTH	QUANTITY OF BOSCAN (BPD)	QUANTITY OF BACHAQUERO BCF-13 (BPD)
JANUARY	20,000	10,000
FBBRUARY	20,000	10,000
MARCH	20,000	10,000
APRIL	20,000	10,000
MAY	20,000	10,000
JUNE	20,000	10,000
JULY	20,000	10,000
AUGUST	20,000	10,000
SEPTEMBER	20,000	10,000
OCTOBER	20,000	10,000
NOVEMBER	20,000	10,000
DECEMBER	20,000	10,000

NOT BINDING UNTIL DULY EXECUTED AND/OR SIGNED BY THE PARTIES
PDVSA - NUSTAR LOGISTICS, L.P. 2008 CRUDE OIL SALES CONTRACT SA134782. AMENDMENT 1